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                                                                   EXHIBIT 10.23

                              THE MERCHANDISE MART

         This Lease made on July 1, 1994 between LASALLE NATIONAL TRUST N.A. not individually but as Trustee under a Trust Agreement dated May 27, 1981, and known as Trust No. 104000 ("Landlord") and QUAKER FABRIC CORPORATION OF FALL RIVER, a corporation organized and existing under the laws of the Commonwealth
of Massachusetts        ("Tenant").

                                   Witnesseth

         1. DEMISED PREMISES; TERM. Landlord does hereby demise and lease to Tenant, and Tenant accepts that certain space shown hatched on Exhibit
"A" which is attached hereto and made a part hereof, commonly described as
Room(s) 483, 484, 485 and 486        ("Premises") on the fourth        floor(s)
of The Merchandise Mart, a building located at Merchandise Mart Plaza ("Building") constructed on property bounded by West Kinzie Street, North Orleans Street, the Chicago River, and North Wells Street in Chicago, Illinois (such land and Building hereinafter referred to, together with all present and future casements, additions, improvements and other rights appurtenant thereto,
as the "Property"), for a term beginning July 1, 1994        and ending June
30, 1997        ("Term"), unless sooner terminated as provided herein, subject to the terms, covenants and agreements herein contained.

         2. USE. Tenant will used and occupy the Premises for the sale and
display of fabrics at wholesale only and office use         and for no other use
or purpose. Tenant will not use or permit upon the Premises anything that will invalidate any policies of insurance now or hereafter carried on the Building or that will increase the rate of insurance on the Premises or on the Building. Tenant will pay all extra insurance premiums on the Building which may be caused by the use which Tenant shall make of the Premises (other than a use stated in the first sentence hereof). Tenant will not (a) use or permit upon the Premises anything that may be dangerous to life or limb; (b) in any manner deface or injure the Building or any part thereof or overload the floors of the Premises; or (c) do anything or permit anything to be done upon the Premises in any way tending to create a nuisance or tending to disturb any other tenant in the Building or the occupants of neighboring property, or tending to injure the reputation of the Building. Tenant shall further not carry-on or permit any activities which might: (1) involve the storage, use or disposal of medical or hazardous waste substances or the creation of an environmental hazard; or (2) impair or interfere with (i) the structure of the Building or the operation of Building systems, (ii) the character, reputation or appearance of the Building as a first-class building, (iii) the furnishing of services (including utilities, telephone and communications) to any portion of the Building, or (iv) the enjoyment by an other occupants of the Building or the benefits of such occupancy (for example, free of noise, odors or vibration emanating from the Premises). The Premises shall not be used for the purposes of any so called "office suites", schools, employment agencies or medical treatment facilities. Unless the Premises shall be closed because of needed repairs, revisions or decorating, Tenant shall otherwise keep the same open, fully lighted and available for business activity during each and every day of the Term hereby demised, Saturdays, Sundays and holidays as established by Landlord from time to time only excepted, and the same shall be kept open by Tenant each day for business during the customary business hours established in the Building which are currently from 9:00 A.M. to 5:00 P.M. and during such additional hours (including Saturdays, Sundays and holidays established by Landlord from time to time) during market exhibitions in the Building when

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such exhibitions include a type of merchandise sold by Tenant in the Premises.
Tenant will fully and promptly comply, and operate the Premises in conformity, with all applicable federal, state and municipal laws, ordinances, codes, regulations and requirements respecting the Premises or Tenant's use or occupancy thereof, and activities therein, and Tenant will not use the Premises for lodging or sleeping purposes, nor conduct or permit to be conducted on the Premises any business or activity which is contrary to the provisions of this Lease or to any applicable governmental laws, ordinances, codes, regulations and requirements. Tenant shall promptly pay all taxes of whatever kind which are imposed upon Tenant but which are to be collected by Landlord. Tenant shall at no time sell food on or from the Premises. Tenant shall at no time sell (within the meaning of the Illinois Liquor Control Act, as now or hereafter amended) alcoholic liquor on or from the Premises, provided, however, that Tenant may occasionally give complimentary food and alcoholic liquor to its guests on the Premises, on condition that Tenant shall comply with all applicable governmental requirements, and on further condition that, prior to the giving of such alcoholic liquor, Tenant shall procure and maintain continuously thereafter (or cause to be procured and maintained continuously thereafter) in force a policy of host liquor liability insurance or Dram Shop liability insurance, as set forth in Article 25 hereof.

         3. BASE RENT. Tenant shall pay to Landlord an annual base rent ("Base Rent") for the Premises as shown below for each respective period in equal monthly installments during each respective period as follows:


                                                              ANNUAL                                  MONTHLY
                PERIOD                                      BASE RENT                               INSTALLMENT
                ------                                      ---------                               -----------
            7/1/94-6/30/97                                  $31,032.00                               $2,586.00
---------------------------------------             --------------------------              ----------------------------

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

Tenant shall pay each installment in advance on the first day of every calendar month of the Term, except for the first month's rent which is due and payable on execution of this Lease. All such payments shall be made payable to Landlord or Landlord's agent and shall be made at the office of the Building or at such other places and to such other parties as Landlord shall from time to time by written notice appoint. Base Rent shall be payable without any prior demand therefor and without any deductions or set-offs whatsoever. If the Term commences on a day other than the first day of the calendar month, or ends on a day other than the last day of the calendar month, the Base Rent for such fractional month shall be prorated on the basis of 1/360th of the annual Base Rent for each day of such fractional month.

         4. RENT ADJUSTMENTS. Landlord and Tenant agree that the following rent adjustments shall be made with respect to each calendar year of the Term, or portion thereof, including the calendar year in which this Lease begins and the calendar year in which this Lease terminates, after the Base Year (which Base Year for purposes of this Lease shall be the calendar year ending on the December 31st immediately prior to the commencement date of the Term hereof). For purposes of such rent adjustments, Tenant's Proportionate Share is agreed to
be .055        %.

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         (A) Tenant shall pay to Landlord as additional rent an amount equal to
Tenant's Proportionate Share of the amount by which Ownership Taxes paid in any calendar year after the Base Year exceed ownership Taxes paid in the Base Year. "Ownership Taxes" shall mean all taxes, assessments, impositions and governmental charges of every kind and nature which Landlord shall pay in a calendar year because of or in any way connected with the ownership, leasing, management, and operation of the Building and the Property, subject to the following:

                  (1) the amount of ad valorem real and personal property tax against Landlord's real and personal property to be included in Ownership Taxes shall be the amount shown by the latest available tax bills required to be paid in the calendar year in respect of which Ownership Taxes are being determined. The amount of any tax refund shall be deducted from Ownership Taxes in the calendar year they are received by Landlord;

                  (2) the amount of special taxes and special assessments to be included shall be limited to the amount of the installments (plus any interest, other than penalty interest, payable thereon) of such special tax or special assessment required to be paid during the calendar year in respect of which Ownership Taxes are being determined;

                  (3) there shall be excluded from Ownership Taxes all income taxes [except for a specific tax or excise on rents or other income from the Property (or on the value of leases thereon) or a specific gross receipts tax or excise on rents or other income from the Property (or on the value of leases thereon)], excess profit taxes, franchise, capital stock and inheritance or estate taxes, except to the extent that any such tax is in lieu of, in substitution for, or a supplement to, in whole or in part, any tax included in Ownership Taxes. Ownership Taxes shall also exclude all taxes, assessments, charges, costs and disbursements paid in connection with that portion of the Building used for hotel purposes (including the stairs and corridors for hotel elevators); and

                  (4) Ownership Taxes shall also include, in the calendar year paid, all fees, costs and expenses (including reasonable attorneys' fees) incurred by Landlord in contesting or attempting to reduce or limit any Ownership Taxes, regardless of whether any such reduction or limitation is obtained.

         (B) Tenant shall also pay to Landlord as additional rent an amount equal to Tenant's Proportionate Share of the amount by which Operating Expenses for any calendar year after the Base Year exceed Operating Expenses for the Base Year. Operating Expenses shall mean all expenses, costs and disbursements of every kind and nature paid, incurred, or otherwise arising in respect of a calendar year because of or in any way connected with the ownership, management, maintenance, repair, leasing and operation of the Building and the Property. There shall be excluded from Operating Expenses: (1) costs of alterations of tenant spaces; (2) depreciation; (3) principal and interest payments on mortgages, and financing or refinancing expenses; (4) return on investment; (5) Ownership Taxes with the respect to which Tenant is liable for its Proportionate Share pursuant to the preceding paragraph (A); and (6) the cost of capital improvements and capital equipment with the exception of governmental requirements noted below. In the event Landlord makes any capital improvements or installs any capital equipment during the Term hereof which results in a reduction of limitation in Operating Expenses, the Operating Expenses for the Base Year may be comparably reduced as determined by Landlord. In the event Landlord makes any capital improvements or installs any capital equipment during the Term hereof required to comply with any governmental rules, regulations or requirements applicable from time to time to the Building or to the Property, the costs thereof, as depreciated, may be included in Operating Expenses. If the Building shall not have been fully occupied by tenants at any time during the Base Year or any succeeding calendar year,

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the Operating Expenses for such year may be equitably adjusted to reflect the
Operating Expenses though the Building had been fully occupied throughout such year.

         (C) If the twelve (12) month average of the Consumer Price Index for All Urban Consumers (All Items And Commodity Groups-Chicago-Gary-Lake County, IL-IN-WI) (1982-84=100), or such other successor or substitute area index as may be applicable to the Chicago Metropolitan Area, as appropriately adjusted, for the Base Year ("Base CPI") shall be less than the twelve (12) month average of the Consumer Price Index for any calendar year subsequent to the Base Year, Tenant shall pay Landlord as additional rent for any such subsequent calendar year or portion thereof upon written invoice from Landlord an amount (the "CPI Adjustment") equal to the product obtained by multiplying thirty-three and one-third percent (33 1/3%) of the annual Base Rent in such subsequent year by the percentage by which the twelve (12) month average of the Consumer Price Index for such subsequent year exceeds the Base CPI.

         If the manner in which the Consumer Price Index is determined by the Department of Labor shall be substantially revised, and the effect of that revision can be reasonably determined or approximated, an adjustment shall be made in such revised index or if the underlying Base Year index in order to produce results equivalent, as nearly as possible, to those which would have been obtained if the Consumer Price Index had not been so revised. If the 1982-84 average shall no longer be used as an index of 100, or if any component of the Consumer Price Index is changed in a material degree, such change shall constitute a substantial revision. If the Consumer Price Index shall become unavailable to the public because publication is discontinued, or otherwise, Landlord will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency or, if no such index then be available, a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.

         (D) In order to provide for current payments on account of increases in Ownership Taxes and Operating Expenses over the Base Year and increases in the Consumer Price Index over the Base CPI, Tenant agrees, at Landlord's request, to pay on account to Landlord for each calendar year of the Term or portion thereof commencing on the 1st day of January immediately following the commencement date of the Term hereof, Tenant's share of adjustments due for such ensuing calendar year or portion thereof, as estimated by Landlord from time to time, in equal monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount of such estimated rent adjustments or revisions thereto. The installments of estimated rent adjustments payable for each month of the current calendar year prior to the adjustments or revisions thereto. The installments of estimated rent adjustments payable for each month of the current calendar year prior to the date of receipt of Landlord's estimate shall be due and payable within thirty (30) days after the receipt of such estimate. If, as finally determined (whether in the succeeding calendar year at the time of delivery of the statement provided for in paragraph
(E) hereof, or in the current calendar year when the final amount of any portion of Ownership Taxes becomes known to Landlord), such rent adjustments shall be greater than or less than the aggregate of all installments so paid on account to Landlord prior to receipt of an invoice from Landlord, then Tenant upon receipt of such invoice shall pay to Landlord within ten (10) days immediately following such notification the amount of such underpayment, or, provided Tenant is not in default hereunder, Landlord shall credit Tenant for the amount of such overpayment, as the case may be. It is the intention hereunder to estimate from time to time the amount of increases in Ownership Taxes and Operating Expenses and the Consumer Price Index for each year and then to finally determine such rent adjustments at the end of such calendar year or as soon thereafter as possible based upon actual increases in Ownership Taxes and Operating Expenses and the Consumer Price Index for such year.

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         (E) Landlord agrees to keep books and records showing the Ownership
Taxes and Operating Expenses in accordance with a system of accounts and accounting practices consistently maintained on a year-to-year basis in compliance with such provisions of this Lease as may affect such accounts. Landlord shall deliver to Tenant after the close of each year (including the calendar year in which this Lease begins and the calendar year in which this Lease terminates), a statement by an officer of Landlord's agent and containing
(1) the agent's statement that the books and records covering the operation of the Building have been maintained in accordance with the requirements of this paragraph (E), (2) the amounts by which the Operating Expenses and Ownership Taxes for such calendar year exceed the Operating Expenses and Ownership Taxes, respectively, for the Base Year, (3) the total rent adjustments owing to Landlord due to increases in the Consumer Price Index over the Base CPI, (4) the total of the estimated rent adjustments previously paid by Tenant during such calendar year, and (5) the amount of any excess or deficiency with respect to such calendar year. Failure or delay in delivering any such statement or accompanying invoice, or failure or delay in computing the rent adjustments pursuant to this Article 4, shall not be deemed a waiver by Landlord of its right to deliver such items nor shall any such failure or delay be deemed a release of Tenant's obligations with respect to any such statement or invoice, or constitute a default hereunder. All rent adjustments payable hereunder shall be made without any deductions or set-offs whatsoever.

         (F) The obligation of Tenant with respect to the payment of Base Rent and rent adjustments due hereunder shall survive the expiration or termination of this Lease. Any payment, refund, or credit made pursuant to this Article shall be made without prejudice to any right of Tenant to dispute, or of Landlord to correct, any items as billed pursuant to the provisions hereof. In the event that this Lease shall have been in effect for less than the full calendar year immediately preceding Tenant's receipt of the invoices provided for in paragraphs (D) and (E) hereof, the rent adjustment shall be pro rata. In no event shall any rent adjustment result in a decrease in the Base Rent payable from time to time hereunder.

         5. CONDITION OF PREMISES. Tenant's entry into possession of all or any part of the Premises shall be conclusive evidence as against Tenant that such part of the Premises was in good order and satisfactory condition when Tenant took possession. Tenant acknowledges that no promise of Landlord or its agents to alter, remodel or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building have been made by Landlord or its agents to Tenant other than as may be contained herein.

         6. POSSESSION. In the event that possession of the Premises shall not be delivered to Tenant on the date above fixed for the commencement of the Term, this Lease shall nevertheless continue in full force and effect, and no liability shall arise against Landlord out of any such delay beyond that abatement of rent until possession of the Premises is delivered to Tenant; provided, however, that there shall be no abatement of rent if the Premises are not delivered to Tenant due to any delay caused by, or resulting from the fault of, Tenant. If Tenant, with Landlord's permission, shall enter possession of all or any part of the Premises prior to the date fixed above for the first day of the Term, all of the covenants and conditions of this Lease shall be binding upon the parties hereto in respect of such possession the same as if the first day of the Term had been fixed as of the date when Tenant entered such possession and Tenant shall pay to Landlord as rent for the period prior to the first day of the Term a proportionate amount of the Base Rent as set forth above. It is expressly understood that Tenant's obligation to pay rent commences on the date that possession of the Premises is delivered to Tenant and no liability, by abatement of rent or otherwise, shall arise against Landlord as a result of delays in occupancy caused by decoration or other work in the Premises, done by Landlord or Tenant, under the Lease or any other agreement.

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
         7. REPAIRS. Tenant will, at its own expense and subject to the provisions of Article 8 of this Lease, keep the Premises in good repair and tenantable condition at all times during the Term of this Lease, and Tenant shall promptly and adequately repair all damages to the Premises (except for reasonable wear and tear and as otherwise provided in Article 25 of this Lease) and replace or repair all damaged or broken glass (including any glass demising walls and signs thereon), fixtures and appurtenances, under the direct supervision and with the approval of Landlord, and within any reasonable period of time specified by Landlord. If Tenant does not do so, or at Landlord's election, Landlord may, but need not, make such repairs or replacements and the amount paid by Landlord for such repairs and replacements (including landlord's overhead and profit and the cost of general conditions which amount shall not exceed ______) shall be deemed additional rent reserved under this Lease due and payable forthwith. Landlord may, but shall not be required so to do, enter the Premises at all reasonable times to make such repairs or alterations, improvements and additions, including but not limited to ducts and all other facilities for air conditioning service, as Landlord shall desire or deem necessary for the safety, preservation or improvement of the Premises or the Building or any equipment located in the Building, or as Landlord may be required to do by the City of Chicago or by the order or decree of any court or by any other governmental authority.

         In the event Landlord or its agents or contractors shall elect or be required to make repairs, alterations, improvements or additions to the Premises or the Building or any equipment located in the Building, Landlord shall be allowed to take into and upon the Premises all material that may be required to make such repairs, alterations, improvements or additions and, during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend Building services and facilities without being deemed or held guilty of eviction of Tenant or for damages to Tenant's property, business or person, and the rent reserved herein shall in no way abate while said repairs, alterations, improvements or additions are being made, and Tenant shall not be entitled to maintain any set-off or counterclaim for damages of any kind against Landlord by reason thereof. Landlord may, at its option, make all repairs, alterations, improvements and additions in and about the Building and the Premises during ordinary business hours, but if Tenant desires to have the same done during any other hours Tenant shall pay for all overtime and additional expenses resulting therefrom.

         8. ALTERATIONS. Tenant shall not, without the prior written consent of Landlord in each instance obtained, make any repairs, replacements, alterations, improvements or additions (collectively "Improvements") to the Premises. In the event Tenant desires to make any Improvements, Tenant shall first seek Landlord's consent therefor, and Landlord's consent to any such Improvements shall be conditioned upon such requirements as Landlord deems appropriate, including without limitation, the submission of detailed plans and specifications. All such Improvements shall be done at Tenant's expense by employees or agents of Landlord or contractors hired by Landlord except to the extent Landlord gives its prior written consent to Tenant hiring its own contractors, and, in either event, Tenant shall pay to Landlord or its agent a charge for supervision, general conditions, overhead, Landlord's profit and other costs and expenses incurred by Landlord in connection with such work, as established by Landlord from time to time.

         In the event that Tenant uses its own contractors for the Improvements Landlord may, without limitation, require Tenant to: (a) comply with such construction standards or procedures as may be applicable from time to time for construction activities in the Building; (b) demonstrate that the construction of such Improvements will not jeopardize labor harmony; (c) submit satisfactory insurance certificates; (d) obtain all necessary permits; (e) furnish satisfactory security for the payment of all costs to be incurred in connection with the Improvements; and (f) upon completing any such Improvements, furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and material

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expended and used. There are some asbestos-containing materials ("ACM") in some areas of the Building. Landlord has adopted and implemented an abatement and operations and maintenance program ("O & M Program"), a copy of which is available for review by Tenant, which sets forth certain procedures to be followed in connection with any Improvements to be made in the Building, in order to prevent disturbance to any ACM that may be encountered. Tenant acknowledges, and hereby expressly agrees to cause its agents, employees and contractors to comply at all times with, the O & M Program (as amended from time to time).

         All Improvements shall comply with all insurance requirements and with all applicable governmental laws, requirements, codes, ordinances and regulations. All Improvements shall be constructed in a good and workmanlike manner and only good grades of material shall be used. Except for Landlord's negligence, Tenant shall protect, defend, indemnify and hold Landlord, the Building and the Property, Landlord's beneficiaries, and their respective officers, directors, beneficiaries, partners, agents and employees harmless from any and all liabilities of every kind and description which may arise out of or in connection with such Improvements.

         All Improvements made by Landlord or Tenant in or upon the Premises whether temporary or permanent in character, including but not limited to wall coverings, carpeting and other floor covering, lighting installations, built-in or attached shelving, cabinetry, and mirrors, shall become Landlord's property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise without compensation to Tenant [excepting only Tenant's movable office furniture, trade fixtures (other than attached or installed lighting equipment), and office equipment]; provided, however, that Landlord shall have the right to require Tenant to remove such Improvements at Tenant's sole cost and expense in accordance with the provisions of Article 16 of this Lease.

         9. SERVICES. Landlord shall provide the following services on all days during the Term of this Lease excepting Sundays and holidays established by Landlord from time to time, unless otherwise stated:

                  (A) Heat will be furnished whenever such heat shall, in Landlord's judgment, be required for the comfortable occupation of the Premises.

                  (B) Adequate elevator service will be furnished daily as determined by Landlord.

                  (C) Conditioned air will be furnished to the Premises at such time or times as Landlord's air conditioning system is in operation for the furnishing of conditioned air to Landlord's other tenants. Landlord represents that it customarily operates said air conditioning equipment when required for the purpose of furnishing cooled air during the period commencing on or about the fifteenth day of May and ending on or about the fifteenth day of October in each year. Whenever heat-generating machines, equipment or lighting fixtures installed by Tenant affect the temperature otherwise maintained by Landlord in the Premises, or whenever the electrical load in the Premises exceeds four and one-half (4.5) watts per square foot, Landlord shall be relieved of responsibility for maintaining air conditioning in the Premises, and in such event Landlord further reserves the right at its option to (1) require Tenant to discontinue use of such heat-generating machines, equipment, lighting fixtures or excessive electrical load, or (2) install supplementary air conditioning units in the Premises, the cost, installation, operation and maintenance of which shall be paid by Tenant to Landlord at such rates as Landlord charges from time to time in the Building. Tenant agrees that at all times it will cooperate with Landlord and abide by all regulations and

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requirements which Landlord may prescribe for the proper functioning of the ventilating and air conditioning systems.

                  (D) Electricity will be furnished so long as Landlord shall furnish electric current for light or power to all tenants of the Building during the Term of this Lease. Tenant agrees to purchase such electric current from Landlord only, and to pay Landlord for such electric current consumed (measured by a meter or meters installed by Landlord) at the charges from time to time customary in the Building. the charges shall be based upon the amount of current consumed and also the maximum demand of Tenant, both measured and computed in the manner from time to time customary in the Building. Landlord, upon giving Tenant not less than thirty (30) days' prior written notice, may discontinue supplying electric current to Tenant upon connecting the Premises with another source of supply of electric current. Upon the effective date of such discontinuance, Tenant agrees to pay Landlord for each month of the remaining Term of this Lease, as additional rent a sum equal to three cents ($0.03) per rentable square foot of floor space contained in the Premises. Tenant shall not install or operate any electrical equipment or fixtures that overload lines servicing the Premises or which exceed the designated electrical load for the Premises specified in Paragraph (B) above.

                  (E) Additional services (including after-hour cooling and ventilation and the provision of water) may be provided on terms and conditions as may be mutually agreed upon by Landlord and Tenant.

         Tenant shall apply to the applicable utility company or municipality for gas, electricity, telephone and all other utility services, other than those provided by Landlord, required by Tenant for use in the Premises in accordance with Article 2 hereof and, subject to Article 8 hereof, Tenant shall be responsible for the connection and installation of same.

         All charges for any services shall be deemed rent reserved under this Lease and shall be due and payable at the same time as the installment of rent with which they are billed, or, if billed separately, shall be due and payable within ten (10) days after such billing. In the event Tenant shall fail to make payment for such services Landlord may, in addition to all other remedies which Landlord may have for the non-payment of rent and without notice to Tenant, discontinue any or all such services (including, without limitation, electric current for light and power in the Premises), and such discontinuance shall not be held or pleaded as an eviction or as a disturbance in any manner whatsoever of Tenant's possession, or relieve Tenant from the payment of rent when due, or vary or change any other provision of this Lease or render Landlord liable for damages of any kind whatsoever.

         Tenant agrees that neither Landlord nor its beneficiaries nor any of their respective agents, partners or employees, shall be liable to Tenant, or any of Tenant's employees, agents, customers or invitees or anyone claiming through, by or under Tenant, for any damages, injuries, losses, expenses, claims or causes of action, because of any interruption, diminution, delay or discontinuance at any time in the furnishing of any of the above services or operating, maintaining, repairing or supervising the Property when such interruption, diminution, delay or discontinuance is occasioned, in whole or in part, by repairs, renewals, improvements or additions, by any strike, lockout or other labor trouble, by inability to secure gas, electricity, water or other fuel at the Building, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; nor shall any such interruption, diminution, delay or discontinuance be deemed an eviction or disturbance of Tenant's use or possession of the Premises or any part thereof; nor shall any such interruption, diminution, delay or discontinuance relieve Tenant from full performance of Tenant's obligations under this Lease.

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
         10. COVENANT AGAINST LIENS. Tenant agrees to pay promptly for any work done or materials furnished by or on behalf of Tenant in or about the Premises or to all or any part of the Property and nothing in this Lease contained shall authorize or empower Tenant to do any act which shall in any way encumber the title of Landlord in and to the Premises or to the Property, nor shall the interest or estate of Landlord therein be in any way subject to any claims by way of lien or encumbrance whether claimed by operation of law or by virtue of any express or implied contract of Tenant, and any claim to a lien upon the Premises or the Property arising from any act or omission of Tenant shall accrue only against Tenant and shall in all respects be subordinate to the title and rights of Landlord to the Premises and the Property. Tenant covenants and agrees not to suffer or permit any lien or encumbrance to be placed against the Premises, the Building or the Property with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises and, in case of any such lien or encumbrance attaching, or claim thereof being asserted, Tenant agrees to cause it to be immediately released and removed of record. If Tenant has not removed any such lien or encumbrance within fifteen (15) days after notice to Tenant by Landlord, such failure shall constitute a default hereunder and, in addition to all other remedies available herein, Landlord may, but shall not be obligated to, pay the amount necessary to remove the lien or encumbrance, without being responsible for making any investigation as to the validity thereof, and the amount so paid together with all costs and expenses, including reasonable attorneys' fees, incurred in connection therewith shall be deemed additional rent reserved under this Lease due and payable forthwith.

         11. WAIVER OF CLAIMS. Subject to the provisions of Article 25 hereof, and except for the negligence of Landlord, Tenant agrees that Landlord, Landlord's beneficiaries and their respective officers, directors, beneficiaries, partners, agents, and employees shall not be liable for (nor shall rent abate as a result of) any direct or consequential damage (including, without limitation, damages claimed for actual or constructive eviction) either to person or property sustained by Tenant or other person, due to the Building, the Property, or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening of any accident in or about the Building or the Property, or due to any act or neglect of any tenant or occupant of the Building or the Property, or any other person. This provision shall apply particularly (but not exclusively) to damage caused by fire, explosion, water, snow, frost, steam, sewerage, illuminating gas, sewer gas or odors, or by the bursting or leaking of pipes, plumbing fixtures, or sprinkler system; without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all personal property upon the Premises or brought or caused to be brought within the Building by Tenant shall be at the risk of Tenant only and that Landlord shall not be liable for any damage thereto or any theft thereof. Subject to the provisions of Article 25 hereof, and except for the negligence of Landlord, Tenant shall protect, indemnify, defend and save Landlord, its beneficiaries and their respective officers, directors, agents, beneficiaries, partners, and employees harmless from and against any and all liabilities, damages, costs, claims, obligations and expenses arising out of or in connection with Tenant's use or occupancy of the Premises or Tenant's activities in or about the Building or the Property, or arising from any act or negligence of Tenant or its agents, contractors, servants, employees or invitees.

         12. ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of Landlord, (a) assign, convey, mortgage, pledge or otherwise transfer this Lease, or any part thereof, or any interest hereunder; (b) permit any assignment of this Lease, or any part thereof, by operation of law; (c) sublet the Premises or any part thereof; or (d) permit the use of the Premises, or any part thereof, by any parties other than Tenant, its agents and employees. Tenant shall, by notice in writing, advise Landlord of its desire from, on and after a stated date (which shall not be less than thirty (30) days after the date of Tenant's notice), to assign this Lease, or any part thereof, or to sublet any part or all of the Premises for the balance or any part of the Term. Tenant's notice shall: state the name and address of the proposed assignee or subtenant and provide such financial information on the proposed assignee or subtenant as requested by Landlord; include all of the terms of the proposed assignment or sublease (whether contained in such assignment or sublease or in separate agreements) and state the consideration therefor; and include a true and complete and fully-executed copy of the proposed assignment or sublease and any and all other agreements relating thereto. In such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty
(30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice. If Tenant's notice shall cover all of the Premises, and Landlord shall have exercised its foregoing recapture right, the Term of this Lease shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this Lease be cancelled with respect to less than the entire Premises, Base Rent and rent adjustments reserved herein shall be adjusted on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, as described in this Lease, and this Lease as so amended shall continue thereafter in full force and effect.

         If Landlord, upon receiving Tenant's notice with respect to any such space, shall not exercise its right to recapture as aforesaid, and if Tenant is not in default under the terms of this Lease, Landlord will not unreasonably withhold its consent to Tenant's assignment of the Lease or subletting such space to the party identified in Tenant's notice and upon the terms set forth in Tenant's notice, provided, however, that in the event Landlord consents to any such assignment or subletting, and as a condition thereto, Tenant shall pay to Landlord ninety per cent (90%) of all profit derived by Tenant from such assignment or subletting. For purposes of the foregoing, profit shall be deemed to include, but shall not be limited to, the amount paid or payable to Tenant or any other party to effect or to induce Tenant or any third party to enter into any such transaction, and the amount of all rent and other consideration of whatever nature payable by such assignee or sublessee or a third party in excess of the Base Rent and rent adjustments payable by Tenant under this Lease. If a part of the consideration for such assignment or subletting shall be payable other than in cash, the payment to Landlord of its share of such non-cash consideration shall be in such form as is satisfactory to Landlord.

         Tenant shall and hereby agrees that it will furnish to Landlord upon request from Landlord a complete statement, certified by an independent certified public accountant, setting forth in detail the computation of all profit derived and to be derived from such assignment or subletting, such computation to be made in accordance with generally accepted accounting principles. Tenant agrees that Landlord or its authorized representatives shall be given access at all reasonable times to the books, records and papers of Tenant relating to any such assignment or subletting, and Landlord shall have the right to make copies thereof. The percentage of profit due Landlord hereunder shall be paid to Landlord within two (2) days of receipt of each payment of profit made from time to time by such assignee or sublessee to Tenant.

         For purposes of the foregoing, (a) if Tenant is a partnership, any change in the partners of Tenant, or (b) if Tenant is a corporation the voting stock of which is not listed on a nationally recognized security exchange, any transfer of any or all of the shares of stock of Tenant by sale, assignment, operation of law or otherwise resulting in a change in the present control of such corporation by the person or persons owning a majority of such shares as of the date of this Lease, or (c) the transfer of all or substantially all of the assets of Tenant, shall be deemed to be an assignment within the meaning of this
Article 12.

         Landlord's consent to any assignment or sublease shall not operate as a consent to any subsequent assignment or sublease or as a waiver of Landlord's right to require Tenant to seek Landlord's approval of all subsequent assignments and subleases. Any subletting or assignment hereunder shall not release or discharge Tenant of or from any liability, whether past, present or future, under this Lease, and Tenant shall continue fully liable thereunder. Any subtenant or assignee shall agree in a form satisfactory to Landlord to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet or assigned, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each such sublease or assignment and an agreement of compliance by each such subtenant or assignee. Tenant agrees to pay to Landlord, on demand, all reasonable costs incurred by Landlord (including fees paid to consultants, brokers, accountants and attorneys) in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant. Any sale, assignment, mortgage, transfer, or subletting of this Lease which is not in compliance with the provisions of this Article shall be of no effect and void. Notwithstanding any requirement for Landlord to consider, solicit or obtain a sublease or assignment, whether statutory or otherwise, Landlord and Tenant expressly agree that Landlord's obligation with respect to such sublease or assignment shall arise only when Tenant submits such sublease or assignment to Landlord in the manner set out in this Article 12.

         13. EXPENSES OF ENFORCEMENT. Tenant shall pay all reasonable attorneys' fees and expenses of Landlord incurred in enforcing any of the obligations of Tenant under this Lease. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall pay all cost, expense and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation.

         14. LANDLORD'S LIEN. Landlord shall have a first lien upon any and all rents from permitted subtenants or assignees of Tenant (if any), upon the interest of Tenant under this Lease and upon all the goods and chattels of Tenant which may at any time be affixed to the Premises, to secure the payment of all money due under this Lease.

         15. LANDLORD'S REMEDIES. If default shall be made in the payment of the rent or any installment thereof or in the payment of any other sum required to be paid by Tenant under this Lease, or under the terms of any other lease or agreement between Landlord and Tenant, and such default shall continue for ten
(10) days after written notice to Tenant or if default shall be made in the performance of any of the other covenants or conditions which Tenant is required to observe and perform hereunder or under any other lease or agreement between Landlord and Tenant and such default shall continue for thirty (30) days after written notice to Tenant or if the interest of Tenant in this Lease shall be levied on under execution or other legal process, or if any petition shall be filed by or against Tenant to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations or if any petition shall be filed or other action taken to reorganize or modify Tenant's capital structure, if Tenant be a corporation or other entity, or if Tenant be declared insolvent according to law or if any assignment of Tenant's property shall be made for the benefit of creditors or if a receiver or trustee is appointed for Tenant or its property or if Tenant shall abandon or vacate the Premises during the Term of this Lease, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and thereupon at its option may, without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity:

                  (a) Landlord may terminate this Lease and the Term created hereby, in which event Landlord may forthwith repossess the Premises and be entitled to recover forthwith as damages a sum of money equal to the value of the rent provided to be paid by Tenant for the balance of the stated Term of the Lease, less the fair rental value of the Premises for such period, and any other sum of money and damages owed by Tenant to Landlord.

                  (b) Landlord may terminate Tenant's right of possession and may repossess the Premises by forcible entry and detainer suit, or otherwise, without demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may, but shall be under no obligation so to do, relet all or any part of the Premises for such rent and upon such terms as shall be satisfactory to Landlord (including the right to relet the Premises for a term greater or lesser than that remaining under the Term of this Lease and the right to relet the Premises as a part of a larger area and the right to change the character or use made of the Premises). For the purpose of such reletting, Landlord may make such repairs, changes, alterations or additions in or to the Premises as may be necessary or convenient. If Landlord shall fail or refuse to relet the Premises, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rent reserved in this Lease for such period or periods. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of such repairs, changes, alterations and additions and the expense of such reletting and the collection of the rent accruing therefrom, to satisfy the rent above provided to be paid. Tenant shall satisfy and pay any such deficiency upon demand therefor from time to time; and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this paragraph from time to time and that any suit or recovery of any portion due Landlord hereunder shall be no defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

         16. SURRENDER OF POSSESSION. On or before the date this Lease and the Term hereby created terminate, or on or before the date Tenant's right of possession terminates, whether by lapse of time or at the option of Landlord, Tenant will: (a) restore the Premises to the same condition they were in at the beginning of the Term (except for reasonable wear and tear and as otherwise provided in Article 25 of this Lease) and remove those alterations, improvements and additions installed by or for the benefit of Tenant (including tenant improvements acquired by Tenant from former tenants or existing in the Premises as of the date such space is leased to, or occupied by, Tenant) which Landlord shall request Tenant to remove; (b) remove from the Premises and the Building all of Tenant's personal property; and (c) surrender possession of the Premises to Landlord. If Tenant shall fail or refuse to restore the Premises to the above-described condition on or before the above-specified date, Landlord may enter into and upon the Premises and put the Premises in such condition, and recover from Tenant Landlord's cost of so doing. Without limiting the generality of the foregoing, Tenant agrees to pay Landlord, upon demand, the cost of restoring the walls, ceilings and floors of the Premises to the same condition that existed prior to the date of the commencement of any alterations, improvements, or additions made by or for Tenant's occupancy (or a prior tenant's occupancy if such alterations, improvements or additions were acquired by Tenant from a former tenant) of the Premises. If Tenant shall fail or refuse to comply with Tenant's duty to remove all personal property from the Premises and the Building on or before the above-specified date, the parties hereto agree and stipulate that Landlord may, at its election: (1) treat such failure or refusal as an offer by Tenant to transfer title to such personal property to Landlord, in which event title thereto shall thereupon pass under this Lease as a bill of sale to and vest in Landlord absolutely without any cost either by set-off, credit allowance or otherwise, and Landlord may remove, sell, retain, donate, destroy, store, discard, or otherwise dispose of all or any part of said personal property in any manner that Landlord shall choose; or (2) treat such failure or refusal as conclusive evidence, on which Landlord and any third party shall be entitled absolutely to rely and act, that Tenant has forever abandoned such personal property, and without accepting title thereto, Landlord may at Tenant's expense enter into and upon the Premises and remove, sell, retain, donate, destroy, store, discard or otherwise dispose of all or any part thereof in any manner that Landlord shall choose without incurring liability to Tenant or to any other person. In no event shall Landlord ever become or accept or be charged with the duties of a bailee (either voluntary or involuntary) of any personal property; and the failure of Tenant to remove all personal property from the Premises and the Building shall forever bar Tenant from bringing any action or from asserting any liability against Landlord with respect to any such property which Tenant fails to remove. If Tenant shall fail or refuse to surrender possession of the Premises to Landlord on or before the above-specified date, Landlord may forthwith re-enter the Premises and repossess itself thereof as of its former state and remove all persons and effects therefrom, using such force as may be necessary, without being guilty of any manner of trespass or forcible entry or detainer.

         17. HOLDOVER. Tenant will pay to Landlord an amount equal to double the sum of the annual Base Rent plus rent adjustments as provided in Section 9-202 of Chapter 110 of the Illinois Revised Statutes, or any corresponding provision of a successor statute, and in addition thereto, all actual damages, whether direct or consequential, sustained by Landlord, for all the time Tenant shall retain possession of the Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, but the provisions of this Article shall not operate as a waiver by the Landlord of any right of re-entry hereinbefore provided. At the option of Landlord, expressed in a written notice to Tenant and not otherwise, such holding over shall constitute a renewal of the Lease for a period of one (1) year with the Base Rent for such period in an amount equal to the greater of the annual Base Rent plus rent adjustments payable hereunder or the then prevailing rental rates for similar space in the Building.

         18. MERCHANDISE APPROVAL. Tenant shall not at any time during the Term of this Lease offer for sale, display for sale, or sell (or cause, authorize or permit any agent, representative or employee of Tenant so to do) in the Premises any line of merchandise, except as provided in Article 2 above, without first obtaining the written consent of Landlord.

         19. NOTICE. In every case where it shall be necessary or desirable for Tenant to give or serve upon Landlord any notice or demand, Tenant shall give the requisite notice either (a) by delivering or causing to be delivered to Landlord a written or printed copy of such notice or demand, or (b) by sending a written or printed copy of such notice or demand by mail, postage prepaid, addressed to Landlord at the address to which rental payments are made pursuant to Article 3 hereof, and in either case by also delivering or sending a copy of such notice or demand to the President of Landlord's agent at the Office of the Building. In every case where under the provisions of this Lease it shall be necessary or desirable for Landlord to give or serve upon Tenant any notice or demand it shall be sufficient either (a) to deliver or cause to be delivered to Tenant a written or printed copy of such notice or demand, or (b) to send a written or printed copy of said notice or demand by mail, postage prepaid, addressed to Tenant at the Premises, or (c) to leave a written or printed copy of said notice or demand upon the Premises or post the same upon any door leading into the Premises.

         20. NO SOLICITATION. Tenant shall not by itself or through any officer, salesman, employee, agent, advertisement or otherwise solicit business in the vestibules, entrances, elevator lobbies, corridors, hallways, elevators or other common areas of the Building.

         21. CONDEMNATION. If the whole or any part of the Premises or Building shall be taken or condemned by any competent authority for any public use or purpose or if any adjacent property or street shall be condemned or improved in such manner as to require the use of any part of the Premises or Building, the Term of this Lease, at the option of Landlord, shall end upon the date when the possession of the part so taken shall be required for such use or purpose and Landlord shall be entitled to receive the entire award, if any, without any payment to Tenant. Current rent shall be apportioned as of the date of such termination.

         22. NONWAIVER. No waiver of any condition expressed in this Lease shall be implied by any neglect of Landlord to enforce any remedy on account of the violation of such condition if such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. The receipt and acceptance by Landlord of a sum of money which is less than the amount due and owing shall not, regardless of any endorsements or instructions to the contrary, constitute an accord and satisfaction. No receipt of moneys by Landlord from Tenant after the termination in any way of the Term hereof or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to Tenant prior to the receipt of such moneys, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises Landlord may receive and collect any rent due, and the payment of such rent shall not waive or affect such notice, suit or judgment.

         23. WAIVER OF NOTICE. Except as provided in Article 15 hereof, Tenant hereby expressly waives the service of any other notice of intention to terminate this Lease or to re-enter the Premises and waives the service of any demand for payment of rent or for possession and waives the service of any other notice or demand prescribed by any statute or other law.

         24. FIRE OR CASUALTY. If the Premises or the Building (including machinery and equipment used in its operation) shall be destroyed or damaged by fire or other casualty and if the Premises or Building may be repaired and restored within ninety (90) days (plus such additional time during which Landlord may be prevented or delayed from completing the repairs for causes beyond its reasonable control, including without limitation, adjustments on insurance policies), after such damage then Landlord shall have the option to
(a) repair and restore the same with reasonable promptness; or (b) elect to demolish the Building or cease its operation, in which event this Lease shall automatically be cancelled and terminated as of the date of such damage. In the event any such damage not caused by the act or neglect of Tenant, its agents, servants, employees, guests, licensees or invitees renders the Premises untenantable and if this Lease shall not be cancelled and terminated by reason of such damage, then rent shall abate during the period beginning with the date of such fire or other casualty and ending with the date Landlord's work is substantially completed, abatement to be in an amount bearing the same ratio to the total amount of rent for such period as the untenantable portion of the Premises bears to the entire Premises. Landlord's work shall not include, and Landlord shall have no duty relating to, the repair or restoration of Tenant's fixtures or tenant improvements (including tenant improvements acquired by Tenant from former tenants or existing in the Premises as of the date such space is leased to, or occupied by, Tenant), including, but not limited to, special wall and floor coverings, special lighting fixtures, built-in cabinets and bookshelves and glass demising walls.

         If such damage renders the Premises untenantable, in whole or in part, and if, in Landlord's judgment, such damage cannot reasonably be repaired and restored within ninety (90) days (plus such additional time during which Landlord may be prevented or delayed from completing the repairs for causes beyond its reasonable control, including without limitation, adjustments on insurance policies), either party shall have the right to cancel and terminate this Lease as of the date of such damage, provided, however, that Tenant may not elect to terminate this Lease if such damage was caused by the act or neglect of

Tenant, its agents, servants, employees, guests, licensees or invitees. Any right to terminate or any other option provided for any party in this Article 24 must be exercised by written notice to the other party served within one hundred
(100) days after such damage shall have occurred.

         25. INSURANCE. In consideration of the leasing of the Premises at the rental stated in Articles 3 and 4, Landlord and Tenant agree to provide insurance and allocate the risk of loss as follows:

         Tenant, at its sole cost and expense, agrees to purchase and keep in force and effect during the Term hereof (a) Property Insurance on its merchandise, inventory, tenant improvements (including tenant improvements acquired by Tenant from former tenants or existing in the Premises as of the date such space is leased to, or occupied by, Tenant), contents, furniture, fixtures, equipment and other personal property located in the Building, protecting Landlord and Tenant from damage or other loss caused by those perils customarily covered by an all risk policy, and in any event including without limitation, fire or other casualty, vandalism, theft, sprinkler leakage, water damage (however caused), explosion, malfunction and failures of heating and cooling or similar apparatus, perils covered by extended coverage, and other similar perils in amounts not less than the full insurable replacement value of such property, and (b) broad form Comprehensive General Liability Insurance, including blanket contractual liability, host liquor liability (if alcoholic liquor within the meaning of the Illinois Liquor Control Act will be given to guests), personal injury liability, and broad form property damage liability coverages, with limits of not less than Three Million Dollars ($3,000,000) for personal injury, bodily injury, sickness, disease or death or for damage or injury to or destruction of property (including the loss of use thereof) for any one occurrence. Tenant's Property Insurance policy shall provide that it is specific and not contributory and shall contain a clause pursuant to which the insurance carrier waives all rights of subrogation against Landlord with respect to losses payable under such policy. If the potential for Dram Shop liability shall arise due to Tenant's activities pursuant to Article 2 of this Lease, the Tenant shall procure and maintain policy of Dram Shop liability insurance before undertaking such activities. Tenant's Property Insurance policy, its Comprehensive General Liability policy and, if required, its Dram Shop liability policy, shall each name Landlord, its beneficiaries, and their respective officers, directors, beneficiaries, partners, agents, and employees as additional insureds. All such insurance shall be provided by insurers of recognized responsibility.

         Landlord agrees to purchase and keep in force and effect insurance on the Building against fire and such other risks as may be included in extending coverage insurance from time to time available in an amount not less than the greater of 80 per cent of the full insurable value of the Building or the amount sufficient to prevent Landlord from becoming a co-insurer under the terms of the applicable policies and shall contain a clause pursuant to which the insurance carriers waive all rights of subrogation against the Tenant, its agents, servants and employees, with respect to losses payable under such policies.

         By this Article, Landlord and Tenant intend that the risk of loss or damage as described above be borne by responsible insurance carriers to the extent above provided and Landlord and Tenant hereby release each other and agree to look solely to, and seek recovery only from, their respective insurance carrier in the event of a loss of a type described above to the extent that such coverage is agreed to be provided hereunder. For this purpose any applicable deductible amount shall be treated as though it were recoverable under such policies. Landlord and Tenant agree that applicable portions of all moneys collected from such insurance shall be used toward full compliance with the obligations of Landlord and Tenant under this Lease in connection with damage resulting from fire or other casualty.

         26. CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damages or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set-off or abatement of rent:

                  (A) To change the Building's name or street address.

                  (B) To install, affix and maintain any and all signs on the exterior and interior of the Building.

                  (C) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and to control all internal lighting that may be visible from the exterior of the Building.

                  (D) To reserve to Landlord the exclusive right to designate, limit, restrict and control any business or any service in or to the Building and its tenants.

                  (E) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

                  (F) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord.

                  (G) To show the Premises to prospective tenants at reasonable hours during the last twelve (12) months of the Term and if vacated during such year to prepare the Premises for re-occupancy.

                  (H) To approve the weight, size and location of safes and other heavy equipment and bulky articles in and about the Premises and the Building (so as not to exceed the legal live load), and to require all such items and furniture and similar items to be moved into and out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Any damages done to the Building or to other tenants in the Building by taking in or putting out safes, furniture, and other articles or from overloading the floor in any way shall be paid by Tenant. Furniture, boxes, merchandise or other bulky articles shall be transported within the Building only upon or by vehicles equipped with rubber tires and shall be carried only in a freight elevator, at such times as the building manager shall fix. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant and Landlord reserves the right to require permits before allowing any such property to be moved into or out of the Building. Landlord reserves the right to regulate the movement of, and to inspect, before allowing any such property to be moved into or out of the Building. Landlord reserves the right to regulate the movement of, and to inspect, all property and packages brought into or out of the Building to enforce compliance with the terms of this Lease and to regulate delivery and service of supplies and the usage of loading docks, receiving areas and freight elevators.

                  (I) To have access for the Landlord and other Tenants of the Building to any mail chutes located on the Premises according to the rules of the United States Postal Service.

                  (J) To close the Building after regular working hours and on Saturdays, Sundays and holidays established by Landlord from time to time subject, however, to Tenant's right to admittance under such regulations as Landlord may prescribe from time to time, which may include, by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a security officer by registration or otherwise and that said persons establish their right to enter or leave the Building.

                  (K) To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, the Property, and the Premises, or any part thereof, and for such purposes to enter upon the Premises, and, during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building or the Property and to interrupt or temporarily suspend Building services and facilities, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible for the use provided under this Lease.

                  (L) To change the arrangement, configuration, size or location of entrances, passageways, doors and doorways, corridors, stairs, toilets and other public service portions of the Building and the Property not contained within the Premises or any part thereof.

                  (M) To change the character or use of any part of the Building or the Property.

                  (N) To use for itself the roof, the exterior portions of the Premises and such areas within the Premises required for structural columns and their enclosures and the installation of utility lines, Building systems and other installations required to service the Building, the Property or tenants or occupants thereof and to maintain and repair same, no rights being hereby conferred upon Tenant, and, unless otherwise specifically provided herein, to exercise for itself all rights to the land and improvements below the floor level of the Premises or the air rights above the Premises and to the land and improvements located on and within the public areas. Neither Tenant nor its employees, invitees, guests and agents shall, without obtaining in each instance the prior written consent of Landlord, which consent shall be conditioned upon such requirements as Landlord deems appropriate, (1) go above or through suspended ceilings, (2) remove any ceiling tiles or affix anything thereto, remove anything therefrom or cut into or alter the same in any way, (3) enter fan rooms or other mechanical spaces, or (4) open doors or remove panels providing access to utility lines, Building systems or other installations required to service tenants.

                  (O) At any time hereafter, provided Landlord shall first give Tenant at least forty-five (45) days' written notice thereof, to substitute for the Premises other premises in the Building (herein referred to as "the new premises"), in which event the new premises will be deemed to be the Premises for all purposes under this Lease, provided: the new premises shall be similar to the Premises in size and configuration and shall be usable for Tenant's purposes, and such change shall be made in order to install a necessary Building system or in the sole discretion of Landlord to alter, improve or replace common areas or elements of the Building. If Tenant is already in occupancy of the Premises, then, in addition (1) Landlord shall pay the expense of Tenant for moving the Premises to the new premises and improving the new premises so that they are substantially similar to the Premises; and (2) such move shall be made during evenings, weekends, or otherwise so as to avoid unreasonable inconvenience to Tenant.

                  (P) To enter the Premises for the purpose of inspecting them for general condition and state of repair or effecting repairs or modifications for the benefit of Landlord, Tenant, or other tenants of the Building. The holder of any mortgage of the Landlord's interest in the Property, its agents or designees shall have the same right of entry for inspection as Landlord.

         27. RULES AND REGULATIONS. Tenant agrees to observe the reservations to Landlord in Article 26 hereof and agrees, for itself, its employees, agents, servants, clients, customers, invitees, licensees and guests to observe and comply, at all times, with the following rules and regulations and with such reasonable modifications thereof and additions thereto as Landlord may make for the Building, and that failure to observe and comply with such reservations, rules and regulations shall constitute a default under this Lease.

                  (A) No sign, picture, advertisement or notice, typewritten or otherwise, shall be displayed, inscribed, painted or affixed on any part of the outside or inside of the Building, or on or about the Premises hereby demised, except on glass of the doors and windows of the Premises and on the directory board of the Building and then only of such nature, color, size, style and material as shall be first approved by Landlord in writing.

                  (B) Tenant shall not, without Landlord's prior written consent, install or operate any heating device, refrigerating or air conditioning equipment, steam or internal combustion engine, boiler, stove, machinery or mechanical devices upon the Premises or carry on any mechanical or manufacturing business thereon, or use or permit to be brought into the Building flammable fluids such as gasoline, kerosene, benzene, or naphtha or use any illumination other than electric lights. All equipment, fixtures, lamps and bulbs shall be compatible with, and not exceed the capacity of, the Building's electrical system. No explosives, firearms, radioactive or toxic or hazardous substances or materials, or other articles deemed extra hazardous to life, limb or property shall be brought into the Building or the Premises.

                  (C) Tenant shall not make noises, cause disturbances or vibrations, or use or operate any electrical or electronic devices or other devices that emit sound or other waves or disturbances, or create odors or noxious fumes, any of which may be offensive to other tenants and occupants of the Building or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any projections, antennae, aerials or similar devices inside or outside of the Premises.

                  (D) All janitor work and the caring for the Premises, except the exterior washing of windows, shall be paid for by Tenant. Any person or person employed by Tenant to do janitor work, or care for the Premises shall be subject to and under the control and direction of the building manager while in the Building and outside of the Premises, but not as agent of Landlord. Tenant shall be responsible, at its sole cost and expense, for the removal of refuse and rubbish from the Premises and the Building. Such refuse and rubbish shall be stored and transported in containers acceptable to Landlord and shall be deposited in locations acceptable to Landlord.

                  (E) Tenant shall at its expense provide artificial light for employees of Landlord while doing work and making repairs or alterations in the Premises.

                  (F) All telegraph, telephone, and electric connections which Tenant may desire shall be first approved by Landlord in writing, before the same are installed, and the location of all wires and the work in connection therewith shall be subject to the direction of Landlord. Landlord reserves the right to designate and control the entity or entities providing telephone or other communication cable installation, repair and maintenance in the Building and to restrict and control access to telephone cabinets. In the event Landlord designates a particular vendor or vendors to provide such cable installation, repair and maintenance for the Building, Landlord agrees to abide by and participate in such program.

                  (G) Tenant must list all furniture and fixtures to be taken from the Building upon a form furnished by Landlord. Such list shall be presented at the office of the Building for approval before acceptance by the security officer or elevator operator.

                  (H) Tenant, its customers, invitees, licensees, agents, servants, employees and guests shall not encumber or obstruct sidewalks, entrances, passages, courts, corridors, vestibules, hall elevators, stairways or other common areas in or about the Building.

                  (I) No bicycle or other vehicle and no animal shall be allowed in the showrooms, offices, halls, corridors or any other parts of the Building.

                  (J) Tenant shall not allow anything to be placed against or near the glass in the partitions between the Premises and the halls or corridors of the Building which shall diminish the light in the halls or corridors.

                  (K) Tenant shall not allow anything to be placed on the outer window ledges of the Premises, nor shall anything be thrown by Tenant or its employees out of the windows of the Building. Tenant shall keep all windows closed.

                  (L) No additional locks shall be placed upon any doors of the Premises and no locks shall be changed without the prior written consent of Landlord. Tenant will not permit any duplicate keys to be made (all necessary keys will be furnished by Landlord), but if more than two keys for any door lock are desired, the additional number must be paid for by Tenant. Upon termination of this Lease, Tenant shall surrender all keys of the Premises and of the Building and give to Landlord the explanation of the combination of all locks or safes or vault doors in the Premises.

                  (M) The building manager shall at all times keep a pass key and be allowed admittance to the Premises to cover any emergency, fire or other casualty that may arise and in other appropriate instances. Landlord and Landlord's agents shall have the right to enter the Premises at all reasonable hours to examine the same.

                  (N) Unless otherwise advised by Landlord, neither Tenant nor its employees shall undertake to regulate the radiator controls or thermostats. Tenant shall report to the office of the Building whenever such thermostats or radiator controls are not working properly or satisfactorily.

                  (O) If Tenant desires shades or venetian blinds for outside windows, they must be furnished and installed at the expense of Tenant, and must be of such type, color, material and make as may be prescribed by Landlord.

                  (P) Tenant assumes full responsibility for protecting its space from weather, theft, robbery and pilferage, which includes keeping doors locked and other means of entry into the Premises closed and secured.

                  (Q) Tenant shall not peddle, canvass, solicit or distribute handbills or flyers on or about the Property except as specifically authorized by Landlord. Peddlers, solicitors and beggars shall be reported to the office of the Building or as Landlord otherwise requests.

                  (R) Tenant shall not sell food of any kind or cook in the Building. Tenant may serve complimentary foods to its guests provided that it shall first comply with all applicable laws, ordinances, codes and regulations.

                  (S) Water on the Premises shall not be wasted by Tenant or its employees by tying or wedging back the faucets of the washbowls or otherwise.

                  (T) Tenant shall use neither the name of the Building (except as the address of its business) nor pictures of the Building in advertising or other publicity or for any other purpose without Landlord's prior written consent.

                  (U) In the event Tenant designates non-smoking areas in the Premises, Tenant shall also designate sufficient smoking areas within the Premises for its employees, and in no event shall Tenant allow its employees to use the public areas of the Building as smoking areas.

                  Landlord reserves the right to make such other and further reasonable rules and regulations as in Landlord's judgment may from time to time be needful for the safety, care and cleanliness of the Premises and the prudent operation of the Building and for the preservation of good order therein.

         28. MISCELLANEOUS. Tenant and Landlord further covenant with each other that:

                  (A) All rights and remedies of Landlord under this Lease shall be cumulative, and none shall exclude any other rights and remedies allowed by law.

                  (B) The word "Tenant" wherever used herein shall be construed to mean tenants in all cases where there is more than one tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. If there is more than one tenant, all obligations and liabilities hereunder imposed upon Tenant shall be joint and several.

                  (C) This Lease and the rights of Tenant hereunder shall be and are subject and subordinate at all times to any ground leases or master leases and to the lien of any mortgages or deeds of trust now or hereafter in force against the Property or the Building, or both of them, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, amendments, consolidations, replacements and extensions thereof. Any mortgagee or beneficiary under a deed of trust, however, may elect to have this Lease be superior to its mortgage or deed of trust. This provision is self-operative and no further instrument or subordination or priority shall be required. In confirmation of such subordination or priority, Tenant shall promptly execute such further instrument as may be requested by Landlord and in the event Tenant fails to do so within ten (10) days after demand in writing Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such instruments.

                  (D) Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit of, not only Landlord and Tenant, but also their respective heirs, legal representatives, successors and assigns, provided, this clause shall not permit any assignment contrary to the provisions of Article 12 hereof.

                  (E) All of the representations and obligations of Landlord are contained herein and no modification, waiver or amendment of this Lease or any of its conditions or provisions shall be binding upon Landlord unless in writing signed by a duly authorized officer of Landlord's agent.

                  (F) All amounts due and payable from Tenant under this Lease or under any work order or other agreement relating to the Premises shall be considered as rent and, if unpaid when due, shall bear interest from such date until paid at the maximum legal rate of interest allowable on the date first above written.

                  (G) Submission of this instrument for examination shall not bind Landlord in any manner, and no lease or obligation on Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant.

                  (H) No rights to light or air over any property, whether belonging to Landlord or any other persons, are granted to Tenant by this Lease.

                  (I) The laws of the State of Illinois shall govern the validity, performance and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision.

                  (J) Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to commit or engage in any act which can, shall or may encumber the title of Landlord.

                  (K) In case Landlord or any successor owner of the Property or the Building shall convey or otherwise dispose of any portion thereof to another person, such other person shall in its own name thereupon be and become Landlord hereunder and shall assume fully in writing and be liable upon all liabilities and obligations of this Lease to be performed by Landlord which first arise after the date of conveyance, and such original Landlord or successor owner shall, from and after the date of conveyance, be free of all liabilities and obligations not then incurred.

                  (L) Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall constitute a material breach of this Lease.

                  (M) Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venture or any association or relationship between Landlord and Tenant other than that of landlord and tenant.

                  (N) Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord in its sole discretion may elect.

                  (O) All indemnities, covenants and agreements of Tenant contained herein which inure to the benefit of Landlord shall be construed to inure also to the benefit of Landlord's beneficiaries, and their respective officers, directors, beneficiaries, partners, agents and employees.

                  29. ATTORNMENT. Upon request of the holder of any note secured by a mortgage or deed of trust on the Building or Property, Tenant will agree in writing that no action taken by such holder to enforce said mortgage or deed of trust shall terminate this Lease or invalidate or constitute a breach of any of the provisions hereof and Tenant will attorn to such mortgagee or holder, or to any purchaser of the Property or Building, at any foreclosure sale or sale in lieu of foreclosure, for the balance of the Term of this Lease and on all other terms and conditions herein set forth.

                  30. ESTOPPEL CERTIFICATE. Tenant agrees that from time to time upon not less than 10 (10) days' prior request by Landlord, Tenant or Tenant's duly authorized representative having knowledge or the following facts shall deliver to Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease as modified is in full force and effect); (b) the dates to which the rent, rent adjustments and other charges have been paid; (c) that neither Landlord nor Tenant is in default under any provision of this Lease, or, if in default, the nature thereof in detail; and (d) that there are no offsets or defenses to the payment of Base Rent, additional rent or any other sums payable under this Lease, or if there are any such offsets or defenses, specifying such in detail. In the event Tenant fails to deliver such statement to Landlord within such 10-day period, Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such statement, which statement shall be binding upon Tenant and may be relied upon by Landlord and any third party.

                  31. BROKERS. Tenant represents and warrants to Landlord that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker in the negotiation or making of this Lease, and Tenant agrees to indemnify and hold harmless Landlord from the claim or claims of any broker or brokers claiming to have interested Tenant in the Building or Premises or claiming to have caused Tenant to enter into this Lease.

                  32. TRUSTEE CLAUSE. It is expressly understood and agreed that this Lease is executed on behalf of LASALLE NATIONAL TRUST N.A., not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and invested in it as such Trustee, and under the direction of the beneficiaries of a certain Trust Agreement dated May 27, 1981, and known as Trust No. 104000. It is further expressly understood and agreed that LASALLE NATIONAL TRUST N.A., as Trustee aforesaid, has no right or power whatsoever to manage, control or operate said real estate in any way or to any extent and is not entitled at any time to collect or receive for any purpose, directly or indirectly, the rents, issues, profits or proceeds of said real estate or any lease or sale or any mortgage or any disposition thereof. Nothing in this Lease contained shall be construed as creating any personal liability or personal responsibility of the Trustee or any of the beneficiaries of the Trust, or any of their respective officers, directors, beneficiaries, partners, agents, and employees, and in particular, without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either expressly or impliedly herein contained, or to keep, preserve or sequester any property of said Trust or for said Trustee to continue as said Trustee; and that so far as the parties herein are concerned the owner of any indebtedness or liability accruing hereunder shall look solely to and attempt to collect solely from the trust estate from time to time subject to the provisions of said Trust Agreement for payment thereof, Tenant hereby expressly waiving and releasing said personal liability and personal responsibility for the Trustee and any of the beneficiaries of the Trust, and any of their respective officers, directors, beneficiaries, partners, agents and employees on behalf of itself and all persons claiming by, through or under Tenant.

                  33. RIDERS. All riders attached to this Lease and signed by Landlord and Tenant are made a part hereof and are incorporated herein by reference.

                  IN TESTIMONY WHEREOF, the parties hereto have caused this instrument to be executed in duplicate as of the day and year first above written.


TENANT:                               LANDLORD

QUAKER FABRIC CORPORATION             LASALLE NATIONAL TRUST N.A., not
  OF FALL RIVER                       individually but as Trustee under a Trust
                                      Agreement dated May 27, 1981, and known as Trust No. 104000, as aforesaid.

     /s/                 , V.P.       By:     /s/
_________________________                _______________________________________

                                                                  Vice President
_______________________________       ___________________________

                                   CERTIFICATE
                          (IF TENANT IS A CORPORATION)


I, Cynthia L. Gordon, ____________ Secretary of Quaker Fabric Corporation of Fall River, Tenant, hereby certify that the foregoing Lease has been authorized by all necessary corporate action on behalf of Tenant, the officer(s) executing the foregoing Lease on behalf of Tenant was/were duly authorized to act in his/their capacities as Vice President and ______________________________ and his/their action(s) are the action of Tenant.



                                       /s/
                                   ________________________________________


                                   ______________________________ Secretary

Rider No. 1 attached to and made a part of a Lease dated July 1, 1994, by and between LaSalle National Trust N.A., successor Trustee to LaSalle National Bank, not individually but as Trustee under a Trust Agreement dated May 27, 1981, as amended, and known as Trust No. 104000 (hereinafter "Landlord") and Quaker FABRIC CORPORATION OF FALL RIVER, a Commonwealth of Massachusetts corporation (hereinafter "Tenant").

35. Article 4 of the Lease is hereby amended by adding the following thereto:

         "Notwithstanding anything to the contrary herein contained, it is understood and agreed that the rent adjustments payable by Tenant pursuant to Article 4 shall be based only upon Ownership Taxes and Operating Expenses allocable to the "Non-Retail Section" of the Building. For purposes hereof, the "Non-Retail Section" of the Building means the entire Building and Property exclusive of the "Retail Center". The "Retail Center" consists of the first and second floors of the Building, excluding those portions of the first and second floors of the Building occupied by (a) the cores for elevators, escalators and stairways, and (b) areas utilized by structural columns and all utility lines and other installations required to service other components of the Building. In determining the Ownership Taxes and Operating Expenses with respect to the Non-Retail Section of the Building in accordance with the provisions of Article 4, the parties acknowledge that Landlord shall make a reasonable allocation between the Non-Retail Section of the Building and the Retail Center of those items which pertain to the entire Building or which are shared or purchased on a buildingwide basis and Landlord may, but need not, make such allocation on the basis of relative size or use. Landlord shall provide Tenant with a written explanation of the basis on which such allocation is made."


TENANT:                              LANDLORD

QUAKER FABRIC CORPORATION            LASALLE NATIONAL TRUST N.A.,
  OF FALL RIVER                      successor Trustee to LASALLE NATIONAL
                                     BANK, not individually but as Trustee under
                                     a Trust Agreement dated May 27, 1981, as
                                     amended, and known as Trust No. 104000,
By:      /s/                         as aforesaid.
   -----------------------------

Attest:  /s/                         By:      /s/
       -------------------------        --------------------------------------

                                                                Vice President
                                     --------------------------

Rider No. 2 attached to and made a part of a Lease dated July 1, 1994, by and between LaSalle National Trust N.A., successor Trustee to LaSalle National Bank, not individually but as Trustee under a Trust Agreement dated May 27, 1981, as amended, and known as Trust No. 104000 (hereinafter "Landlord") and QUAKER FABRIC CORPORATION OF FALL RIVER, a Commonwealth of Massachusetts corporation (hereinafter "Tenant").

36. Article 15 of the Lease is hereby amended by adding the following thereto at the end thereof:

         "Notwithstanding the foregoing, in the event of a default by Tenant hereunder, Landlord shall make reasonable efforts to attempt to mitigate its damages as required by law, provided that any costs incurred by Landlord in connection with such mitigation shall be repaid by Tenant."

37. Notwithstanding the provisions of Article 21, if the whole or any material part of the Premises shall be taken or condemned by any competent authority for any public use or purpose, and the balance of the Premises is rendered unsuitable for the Tenant's purposes, the Term of this Lease, at the option of Tenant and upon thirty (30) days' written notice from Tenant to Landlord, shall end upon the date the part of the Premises so taken shall be required for such use or purpose without apportionment of the award or damages. Current rent shall be apportioned as of the date of such taking.

38. Article 26(0) of the Lease is hereby modified by adding the following thereto at the end thereof:

         "It is further agreed that any such relocation shall only be to another space on the same floor as the Premises or to another floor which serves the same segment of the industry as that which Tenant serves."


TENANT:                                LANDLORD

QUAKER FABRIC CORPORATION              LASALLE NATIONAL BANK, not
  OF FALL RIVER                        individually but as Trustee under a Trust
                                       Agreement dated May 27, 1981, and known
                                       as Trust No. 104000

By:      /s/
   ------------------------------
         Thomas J. Finneran            By:      /s/
                                          ----------------------------------
                                                SR. VICE PRESIDENT
Attest:  /s/
       --------------------------